UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 6, 2005
Date of Report (Date of earliest event reported)

Providian Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

201 Mission Street
San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: INVESTOR PRESENTATION
EX-99.3: LETTER TO PROVIDIAN EMPLOYEES

Item 1.01 Entry into a Material Definitive Agreement.

Item 8.01 is hereby incorporated herein by reference.

Item 8.01 Other Events.

On June 6, 2005, Providian Financial Corporation (“Providian”) and Washington Mutual, Inc. (“Washington Mutual”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of June 5, 2005, between Providian and Washington Mutual. Under the terms of the agreement, shareholders of Providian will receive consideration based on a fixed exchange ratio by 0.45 Washington Mutual common shares for each Providian share. The merger consideration will be paid 89 percent in stock and 11 percent in cash. The stock consideration will be determined by multiplying the fixed 0.45 exchange ratio by 0.89, and the cash consideration will be determined by multiplying the 0.45 ratio by the product of 0.11 and the average closing stock price of Washington Mutual for the 10 trading days immediately preceding completion of the merger. The merger is subject to customary closing conditions, including approval of the Providian shareholders and regulatory approval.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additionally, Providian hereby files the Investor Presentation attached hereto as Exhibit 99.2 and the Letter to Providian Employees attached hereto as Exhibit 99.3.

Additional Information About this Transaction

     This communication is being made in respect of the proposed merger transaction involving Washington Mutual and Providian. In connection with the proposed transaction, Washington Mutual and Providian will prepare a registration statement on Form S-4 containing a proxy statement/prospectus for the shareholders of Providian to be filed with the SEC, and each will be filing other documents regarding the proposed transaction with the SEC as well. Before making any voting or investment decision, investors are urged to read the proxy statement/prospectus regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The final proxy statement/prospectus will be mailed to Providian’s shareholders. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Internet site (http://www.sec.gov). The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Washington Mutual’s website at www.wamu.com under the tab “About WaMu” and then under the heading “Investor Relations” or by accessing Providian’s website at www.providian.com under the tab “About Providian” and then under the heading “Investor Relations”.

     Washington Mutual, Providian and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Washington Mutual’s directors and executive officers is available in Washington Mutual’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 23, 2005 and information regarding Providian’s directors and executive officers is available in Providian’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on March 31, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Providian shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Forward-Looking Statements

     Statements contained in this filing which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the benefits of the merger between Washington Mutual and Providian, including future financial and operating results and performance; statements about Washington Mutual’s and Providian’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates”, “will”, “should”, “may” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Washington Mutual’s and Providian’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Washington Mutual and Providian. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Washington Mutual and Providian may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Providian may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) competition from other financial services companies in Washington Mutual’s and Providian’s markets; and (8) general business and economic conditions, including movements in interest rates, which could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2004 Annual Reports on Form 10-K of Washington Mutual and Providian filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). Neither Washington Mutual nor Providian undertakes any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press release issued jointly by Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005

99.2	Investor Presentation of Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005

99.3	Letter to Providian Employees from Joseph W. Saunders, Chairman, President and Chief Executive Officer of Providian Financial Corporation, dated June 6, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
Dated: June 6, 2005	By:	/s/ Anthony F. Vuoto
Anthony F. Vuoto
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued jointly by Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005

99.2	Investor Presentation of Washington Mutual, Inc. and Providian Financial Corporation, dated June 6, 2005

99.3	Letter to Providian Employees from Joseph W. Saunders, Chairman, President and Chief Executive Officer of Providian Financial Corporation, dated June 6, 2005